                                                                  EXHIBIT 10.1.3


                                 $20,000,000.00


                                 AMENDMENT NO. 2

                                       TO

                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                   originally dated as of October 2, 2000 and
                          amended as of March 29, 2001

                                  by and among

                            ODYSSEY HEALTHCARE, INC.
                   ODYSSEY HEALTHCARE OF CENTRAL INDIANA, INC.
                    ODYSSEY HEALTHCARE OF PENNSYLVANIA, INC.
                     ODYSSEY HEALTHCARE OF NEW JERSEY, INC.
                       ODYSSEY HEALTHCARE OF PHOENIX, INC.
                      ODYSSEY HEALTHCARE OF LAS VEGAS, INC.
                       ODYSSEY HEALTHCARE OF HOUSTON, INC.
                     ODYSSEY HEALTHCARE OF NEW ORLEANS, INC.
                       ODYSSEY HEALTHCARE OF GEORGIA, INC.
                       ODYSSEY HEALTHCARE OF DETROIT, INC.
                     ODYSSEY HEALTHCARE OF BIRMINGHAM, INC.
                    ODYSSEY HEALTHCARE OF CENTRAL TEXAS, INC.
                      ODYSSEY HEALTHCARE OF MILWAUKEE, INC.
                    ODYSSEY HEALTHCARE OF OKLAHOMA CITY, INC.
                       ODYSSEY HEALTHCARE OF DENVER, INC.
                      ODYSSEY HEALTHCARE OF NASHVILLE, INC.
                     ODYSSEY HEALTHCARE OF KANSAS CITY, INC.
                            HOSPICE OF HOUSTON, L.P.
                       ODYSSEY HEALTHCARE OPERATING A, LP
                       ODYSSEY HEALTHCARE OPERATING B, LP
                        ODYSSEY HEALTHCARE MANAGEMENT, LP
                           ODYSSEY HEALTHCARE GP, LLC
                           ODYSSEY HEALTHCARE LP, LLC
                       ODYSSEY HEALTHCARE HOLDING COMPANY
                        HNT HOSPICE OF NORTH TEXAS, INC.

                                       and

                         HELLER HEALTHCARE FINANCE, INC.


                            Amended as of May 8, 2001




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




                         AMENDMENT NO. 2 TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 2 TO THE AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made this 24th day of August, 2001, to be effective as of the 8th day of May, 2001, by and among ODYSSEY HEALTHCARE, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF CENTRAL INDIANA, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF PENNSYLVANIA, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF NEW JERSEY, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF PHOENIX, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF LAS VEGAS, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF HOUSTON, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF NEW ORLEANS, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF GEORGIA, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF DETROIT, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF BIRMINGHAM, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF CENTRAL TEXAS, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF MILWAUKEE, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF OKLAHOMA CITY, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF DENVER, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF NASHVILLE, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF KANSAS CITY, INC., a Delaware corporation, and HOSPICE OF HOUSTON, L.P., a Texas limited partnership (collectively, "Original Borrower"), and ODYSSEY HEALTHCARE OPERATING A, LP, a Delaware limited partnership, ODYSSEY HEALTHCARE OPERATING B, LP, a Delaware limited partnership, ODYSSEY HEALTHCARE MANAGEMENT, LP, a Delaware limited partnership, ODYSSEY HEALTHCARE GP, LLC, a Delaware limited liability company, ODYSSEY HEALTHCARE LP, LLC, a Delaware limited liability company, ODYSSEY HEALTHCARE HOLDING COMPANY, a Delaware corporation, and HNT HOSPICE OF NORTH TEXAS, INC., a Texas corporation (collectively, "New Borrowers" and individually "New Borrower") and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation ("Lender").

                                    RECITALS

         A. Pursuant to that certain Amended and Restated Loan and Security Agreement dated October 2, 2000 by and among Borrower and Lender, as amended by that certain Amendment No. 1 dated March 29, 2001 (as amended hereby and as further amended, modified and restated from time to time, collectively, the "Loan Agreement"), Lender agreed to make available to Borrower a revolving credit loan (the "Loan").

         B. Original Borrower now wishes to add each New Borrower as a Borrower under the Loan Agreement.

         C. Odyssey HealthCare of North Texas, Inc., a Delaware corporation and a Borrower under the Loan Agreement ("North Texas"), was dissolved on March 3, 1999, Odyssey HealthCare Operating A, Inc., a Delaware corporation f/k/a Odyssey HealthCare of Northern California, Inc. and a Borrower under the Loan Agreement ("Operating A") was converted to Odyssey HealthCare Operating A, LP, a Delaware limited partnership and a New Borrower






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under this Amendment on May 8, 2001, and Odyssey HealthCare Operating B, Inc., a
Delaware corporation and a Borrower under the Loan Agreement ("Operating B"), was converted to Odyssey HealthCare Operating B, LP, a Delaware limited partnership and a New Borrower under this Amendment, on May 8, 2001.

         D. Original Borrower now wishes to delete each of North Texas, Operating A and Operating B as a Borrower under the Loan Agreement.

         E. The parties desire to correct the inadvertent omission of Odyssey Healthcare of Central Texas, Inc., a Delaware corporation, Odyssey Healthcare of Milwaukee, Inc., a Delaware corporation, Odyssey Healthcare of Oklahoma City, Inc., a Delaware corporation, Odyssey Healthcare of Denver, Inc., a Delaware corporation, Odyssey Healthcare of Nashville, Inc., a Delaware corporation, Odyssey Healthcare of Kansas City, Inc., a Delaware corporation, and Hospice of Houston, L.P., a Texas limited partnership (collectively "Omitted Original Borrowers"), as Borrowers under the Loan Agreement.

         F. The parties now desire to amend the Loan Agreement in accordance with the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined in this Amendment, all capitalized terms shall have the meanings assigned to such terms in the Loan Agreement.

         SECTION 2. ADDITION OF NEW BORROWERS. Original Borrower and Lender agree that each New Borrower shall from and hereafter be a Borrower for all purposes of the Loan Agreement and other documents. Accordingly, each New Borrower hereby agrees to be bound by all of the conditions, covenants, representations, warranties, and other agreements set forth in the Loan Agreement, and hereby agrees to promptly execute all further documentation required by Lender to be executed by such New Borrower, consistent with the terms of the Loan Agreement. Lender hereby ratifies and consents to the formation of each New Borrower.

         SECTION 3. DELETION OF NORTH TEXAS AND OPERATING B. Original Borrower and Lender agree that each of North Texas, Operating A and Operating B shall from and hereafter be deleted as a Borrower for all purposes of the Loan Agreement and other documents. Lender hereby ratifies and consents to the dissolution of North Texas on March 3, 1999, the conversion of Operating A into Odyssey HealthCare Operating A, LP, a Delaware limited partnership on May 8, 2001, and the conversion of Operating B into Odyssey HealthCare Operating B, LP, a Delaware limited partnership, on May 8, 2001.

         SECTION 4. CONFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each New Borrower hereby confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to such New Borrower, and specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity.

         SECTION 5. GRANT BY NEW BORROWERS OF SECURITY INTEREST. Consistent with the intent of the parties, each undersigned New Borrower hereby grants to Lender a continuing first





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priority lien on and security interest in, upon, and to the Collateral, pursuant to and in accordance with the terms of Article III of the Loan Agreement.

         SECTION 6. CONFIRMATION OF OMITTED ORIGINAL BORROWERS. The parties acknowledge that each Omitted Original Borrower should have been included as a Borrower under the Amended and Restated Loan and Security Agreement, and Amendment No. 1 thereto. Each Omitted Original Borrower hereby (i) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to such Omitted Original Borrower,
(ii) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity, and (iii) confirms the original grant to Lender of a continuing first priority lien on and security interest in, upon, and to the Collateral, pursuant to and in accordance with the terms of Article III of the Loan Agreement.

         SECTION 7. ENFORCEABILITY. This Amendment constitutes the legal, valid and binding obligation of each New Borrower and Omitted Original Borrower, and is enforceable against each such New Borrower and Omitted Original Borrower in accordance with its terms.

         SECTION 8. COSTS. Borrower shall be responsible for the payment of all costs of Lender incurred in connection with the preparation of this Amendment, and all reasonable document preparation fees of Lender's in-house counsel.

         SECTION 9. EFFECTIVE DATE. This Amendment shall be effective upon execution and delivery to Lender of this Amendment by each Borrower.

         SECTION 10. REFERENCE TO THE EFFECT ON THE LOAN AGREEMENT.

                  (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

                  (b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

         SECTION 11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

         SECTION 12. HEADINGS. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         SECTION 13. COUNTERPARTS. This Amendment may be executed in counterparts, and both counterparts taken together shall be deemed to constitute one and the same instrument.



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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

                              LENDER:

                              HELLER HEALTHCARE FINANCE, INC.
                                       a Delaware corporation


                              By: /s/ J. ANTHONY ROMERO
                                 ----------------------------------------------
                              Name: J. Anthony Romero
                                   --------------------------------------------
                              Title: Vice President
                                    -------------------------------------------

                              BORROWER:

                              ODYSSEY HEALTHCARE, INC.
                              a Delaware corporation


                              By: /s/ DOUGLAS B. CANNON
                                 ----------------------------------------------
                                 Douglas B. Cannon, Chief Financial Officer and Secretary

                              ODYSSEY HEALTHCARE OF CENTRAL INDIANA, INC.
                              a Delaware corporation


                              By: /S/ DOUGLAS B. CANNON
                                 ----------------------------------------------
                                 Douglas B. Cannon, Chief Financial Officer and Secretary

                              ODYSSEY HEALTHCARE OF PENNSYLVANIA, INC.
                              a Delaware corporation


                              By: /s/ DOUGLAS B. CANNON
                                 ----------------------------------------------
                                 Douglas B. Cannon, Chief Financial Officer and Secretary


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]



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                       ODYSSEY HEALTHCARE OF NEW JERSEY,
                       INC., a Delaware corporation


                       By: /s/ DOUGLAS B. CANNON
                          ----------------------------------------------------
                          Douglas B. Cannon, Chief Financial Officer and
                          Secretary

                       ODYSSEY HEALTHCARE OF PHOENIX,
                       INC., a Delaware corporation


                       By: /s/ DOUGLAS B. CANNON
                          ----------------------------------------------------
                          Douglas B. Cannon, Chief Financial Officer and
                          Secretary

                       ODYSSEY HEALTHCARE OF LAS VEGAS,
                       INC., a Delaware corporation


                       By: /s/ DOUGLAS B. CANNON
                          ----------------------------------------------------
                          Douglas B. Cannon, Chief Financial Officer and
                          Secretary

                       ODYSSEY HEALTHCARE OF HOUSTON,
                       INC., a Delaware corporation


                       By: /s/ DOUGLAS B. CANNON
                          ----------------------------------------------------
                          Douglas B. Cannon, Chief Financial Officer and
                          Secretary

                       ODYSSEY HEALTHCARE OF NEW ORLEANS,
                       INC., a Delaware corporation


                       By: /s/ DOUGLAS B. CANNON
                          ----------------------------------------------------
                          Douglas B. Cannon, Chief Financial Officer and
                          Secretary


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]




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                         ODYSSEY HEALTHCARE OF GEORGIA,
                         INC., a Delaware corporation


                         By: /s/ DOUGLAS B. CANNON
                            ---------------------------------------------------
                            Douglas B. Cannon, Chief Financial Officer and Secretary

                         ODYSSEY HEALTHCARE OF DETROIT,
                         INC., a Delaware corporation


                         By: /s/ DOUGLAS B. CANNON
                            ---------------------------------------------------
                            Douglas B. Cannon, Chief Financial Officer and Secretary

                         ODYSSEY HEALTHCARE OF BIRMINGHAM,
                         INC., a Delaware corporation


                         By: /s/ DOUGLAS B. CANNON
                            ---------------------------------------------------
                            Douglas B. Cannon, Chief Financial Officer and Secretary

                         ODYSSEY HEALTHCARE OF CENTRAL TEXAS,
                         INC., a Delaware corporation


                         By: /s/ DOUGLAS B. CANNON
                            ---------------------------------------------------
                            Douglas B. Cannon, Chief Financial Officer and Secretary

                         ODYSSEY HEALTHCARE OF MILWAUKEE,
                         INC., a Delaware corporation


                         By: /s/ DOUGLAS B. CANNON
                            ---------------------------------------------------
                            Douglas B. Cannon, Chief Financial Officer and Secretary


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]




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                         ODYSSEY HEALTHCARE OF OKLAHOMA CITY,
                         INC., a Delaware corporation


                         By: /s/ DOUGLAS B. CANNON
                            --------------------------------------------------
                            Douglas B. Cannon, Chief Financial Officer and Secretary

                         ODYSSEY HEALTHCARE OF DENVER,
                         INC., a Delaware corporation


                         By: /s/ DOUGLAS B. CANNON
                            --------------------------------------------------
                            Douglas B. Cannon, Chief Financial Officer and Secretary

                         ODYSSEY HEALTHCARE OF NASHVILLE,
                         INC., a Delaware corporation


                         By: /s/ DOUGLAS B. CANNON
                            --------------------------------------------------
                            Douglas B. Cannon, Chief Financial Officer and Secretary

                         ODYSSEY HEALTHCARE OF KANSAS CITY,
                         INC., a Delaware corporation


                         By: /s/ DOUGLAS B. CANNON
                            --------------------------------------------------
                            Douglas B. Cannon, Chief Financial Officer and Secretary

                         HOSPICE OF HOUSTON, L.P.,
                         a Texas limited partnership

                                By: Odyssey HealthCare of Houston, Inc.,
                                a Delaware corporation and sole general
                                partner


                                By: /s/ DOUGLAS B. CANNON
                                   -------------------------------------------
                                     Douglas B. Cannon, Chief Financial
                                     Officer and Secretary


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]




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                            ODYSSEY HEALTHCARE OPERATING B,
                            LP, a Delaware limited partnership

                                   By:  Odyssey HealthCare GP, LLC, a
                                    Delaware limited liability company and sole
                                    general partner


                                   By: /s/ DOUGLAS B. CANNON
                                      -----------------------------------------
                                       Douglas B. Cannon, Chief Financial
                                        Officer

                            ODYSSEY HEALTHCARE OPERATING A,
                            LP, a Delaware limited partnership

                                   By:  Odyssey HealthCare GP, LLC, a
                                    Delaware limited liability company and
                                    sole general partner


                                   By: /s/ DOUGLAS B. CANNON
                                      -----------------------------------------
                                       Douglas B. Cannon, Chief Financial
                                        Officer

                            ODYSSEY HEALTHCARE MANAGEMENT,
                            LP, a Delaware limited partnership

                                   By:  Odyssey HealthCare GP, LLC, a
                                    Delaware limited liability company and sole
                                    general partner


                                   By: /s/ DOUGLAS B. CANNON
                                      -----------------------------------------
                                       Douglas B. Cannon, Chief Financial
                                        Officer


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]





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



                          ODYSSEY HEALTHCARE HOLDING
                          COMPANY, a Delaware corporation


                          By: /s/ DOUGLAS B. CANNON
                             --------------------------------------------------
                             Douglas B. Cannon, Chief Financial Officer
                             and Secretary

                          ODYSSEY HEALTHCARE GP, LLC,
                          a Delaware limited liability company


                          By: /s/ DOUGLAS B. CANNON
                             --------------------------------------------------
                             Douglas B. Cannon, Chief Financial Officer

                          ODYSSEY HEALTHCARE LP, LLC,
                          a Delaware limited liability company


                          By: /s/ PATRICIA A. ROBERTS
                             --------------------------------------------------
                             Patricia A. Roberts, Manager, signed in
                             Phoenix, Az.
                             ----------------------------

                          HNT HOSPICE OF NORTH TEXAS, INC.,
                          a Texas corporation


                          By: /s/ DOUGLAS B. CANNON
                             --------------------------------------------------
                             Douglas B. Cannon, Chief Financial Officer and Secretary




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